EXHIBIT 21

              LIST OF SUBSIDIARIES OF INGERSOLL-RAND COMPANY

   The following list represents the principal subsidiaries of the company all of which (except as otherwise indicated) are deemed to be 100% owned, directly or indirectly, and whose financial statements are included in the consolidated statements. The subsidiaries of Ingersoll-Dresser Pump Company (IDP), a general partnership and Dresser-Rand Company, a general partnership, are now owned 100% by the company. The names of particular subsidiaries omitted, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

SUBSIDIARIES OF INGERSOLL-RAND COMPANY

Aro International Corporation                          Delaware
Clark Equipment Company                                Delaware
     Bobcat Corporation                                Japan
     Blaw-Knox Construction Equipment
               Corporation                             Delaware
          I-R-E Medical, Inc.                          Delaware
          Clark Industries Company                     Delaware
               Blaw-Knox Company                       England
     Clark Business Services Corporation               Michigan
          Clark Foreign Sales Corporation              Barbados
          Clark-Hurth Components Marketing
               Company                                 Delaware
             Checker Flag Parts, Inc.                  Minnesota
          Ingersoll-Rand Italiana S.p.A.               Italy
          Ingersoll-Rand Services &
               Engineering Company                     Switzerland
               Ingersoll-Rand Acceptance
               Company S.A.                            Switzerland
             Ingersoll-Rand Construction
               Services Inc.                           Delaware
             Ingersoll-Rand Investment
               Company S.A.                            Switzerland
                    Ingersoll-Rand
                      Best-Matic AB                    Sweden
       Melroe Equipment Limited                        Canada
        Melroe Parts Trading GmbH                      Germany
     Club Car Inc.                                     Delaware
        Club Car International Inc.                    Guam
        Club Car Limited                               New Zealand
Compagnie Ingersoll-Rand                               France
     Ingersoll-Rand Equipements de
          Construction                                 France
          Etablissements Montabert, S.A.               France
               Montabert GmbH                          Germany
     Ingersoll-Rand Equipements
        de Production, S.A.                            France
     S.A. Etablissements Charles Maire                 France
     Sambron S.A.                                      France
     Torrington France S.A.R.L.                        France
D-R Acquisition, LLC                                   Delaware
Harrow Industries, Inc.                                Delaware
     Harrow Products, Inc. (Delaware)                  Delaware
          Harrow Products, Inc.                        Delaware
               Recognition Systems, Inc.               California
IDP Acquisition, LLC                                   Delaware
Thermo King Ireland Limited                            Ireland
Thermo King Czech Republic                             Czech Republic
Improved Machinery, Inc.                               Delaware
Industria e Comercio Aro do Brasil Ltda.               Brazil
Ingersoll-Rand AB                                      Sweden
Ingersoll-Rand Argentina S.A.I.C.                      Argentina
Ingersoll-Rand Asia Pacific Inc.                       Delaware
Ingersoll-Rand (Australia) Ltd.                        Australia
     Ingersoll-Rand South East Asia
     (Pte.) ltd.                                       Singapore
Ingersoll-Rand Benelux, N.V.                           Belgium
     Thermo King Belgium N.V.                          Belgium
Ingersoll-Rand Beteiligungs GmbH                       Germany
     ABG Allgemeine Baumaschinen
      Gesellschaft mbh                                 Germany
     ABG Verwaltungs GmbH                              Germany
          ABG France S.A.R.L.                          France
          ABG Iberica S.A.                             Spain
     I-R Beteiligungs und
       Grundstucksverwaltungs GmbH                     Germany
     Ingersoll-Rand GmbH                               Germany
          Thermo King Deutschland GmbH                 Germany
     Ingersoll-Rand Sales Company LLC                  Delaware
Ingersoll-Rand China Limited                           Delaware
     Ingersoll-Rand China Investment
          Company Limited                              China
     Ingersoll-Rand (Guilin) Tools Company Limited     China
     Ingersoll-Rand (Wuxi) Road
          Machinery Company Limited                    China
          (92% owned by the company)
          Thermo King-Dalian Transport                 China
            Refrigeration Company, Limited
          (70% owned by the company)
          Torrington-Wuxi Bearings Company             China
            Limited
          (78% owned by the company)
     Shanghai Ingersoll-Rand Compressor                China
       Limited (80% owned by the company)
Ingersoll-Rand Company (Chile) y Cia Ltda.             Chile
Ingersoll-Rand de Colombia S.A.                        Colombia
Ingersoll-Rand de Puerto Rico, Inc.                    Puerto Rico
Ingersoll-Rand Enhanced Recovery Company               Delaware
Ingersoll-Rand Europe                                  France
Ingersoll-Rand European Holding Company B.V.           Netherlands
Ingersoll-Rand (India) Limited                         India
(74% owned by the company)
Ingersoll-Rand International Foreign
     Sales Corporation                                 Guam
Ingersoll-Rand International Holding
     Corporation                                       New Jersey
          Ingersoll-Rand S.A.                          Switzerland
          Ingersoll-Rand Equipment &
            Consulting S.A.R.L.                        Switzerland
          Ingersoll-Rand Machinery &
            Services S.A.R.L.                          Switzerland
          Ingersoll-Rand Technical &
                Services S.A.R.L.                      Switzerland
     Ingersoll-Rand Trading S.A.                       Switzerland
Ingersoll-Rand International, Inc.                     Delaware
Ingersoll-Rand International Sales Inc.                Delaware
Ingersoll-Rand Japan Limited                           Japan
Ingersoll-Rand Manufacturing Co.                       Delaware
Ingersoll-Rand Canada Inc.                             Canada
          Torrington Beteiligungs GmbH                 Germany
               Torrington GmbH                         Germany
               Torrington Nadellager GmbH              Germany
     Ingersoll-Rand (Barbados) Corporation             Barbados
     Ingersoll-Rand World Trade (Ltd.)                 Bermuda
     Torrington Inc.                                   Canada
          Ingersoll-Rand do Brasil Ltda.               Brazil
Ingersoll-Rand Philippines, Inc.                       Philippines
Ingersoll-Rand S.A. de C.V.                            Mexico
Ingersoll-Rand Sales Company Limited                   Delaware
     Ingersoll-Rand European Sales Ltd.                England
     Ingersoll-Rand Holdings Limited                   England
          Ingersoll-Rand European Sales
               Limited                                 England
          Ingersoll-Rand Company Limited               England
               A/S Parts Limited                       England
               Ingersoll-Rand Company
                (Ireland) Limited                      Ireland
               Ingersoll-Rand (New Zealand)
                Limited                                New Zealand
               Ingersoll-Rand Company
                 South Africa (Pty.) Limited           South Africa
               Longrigg Engineering Limited            England
               Roconeco Limited                        England
          The Aro Corporation (UK) Limited             England
          The Torrington Company Limit                 England
     NT Acquisition Limited                            England
          Ingersoll-Rand Architectural
            Hardware Group Limited                     England
               Newman Tonks Management
                 Services Limited                      England
               Newman Tonks (Overseas
                Holdings) Limited                      England
               NT Access Limited                       England
               NT Architectural Hardware
                 Limited                               England
               NT Door Controls Limited                England
               NT Group Properties Limited             England
               NT Laidlaw Limited                      England
               NT Legge Limited                        England
               NT Martin Roberts Limited               England
               NT Partition Systems Limited            England
               NT Projects Limited                     England
               NT Railing Systems Limited              England
               NT Security Limited                     England
          Newman Tonks Investments, Inc.               Delaware
               Newman Tonks Holdings, Inc.             Delaware
                      Monarch Hardware
                         and Mfg.Co.  Inc.             Delaware
                              MFP,Inc.                 Kentucky
          Newman Tonks, USA, Inc.                      Delaware
               Dixie Pacific Manufacturing
                Company, Inc.                          Alabama
               NT Falcon Lock, Inc.                    California
               ARMORO, Inc.                            California
               NT Dor-O-Matic Inc.                     Illinois
                    NT Dor-O-Matic Limited             England
                    NT Dor-O-Matic
                     Chicago Inc.                      Illinois
               NT Dor-O-Matic Detroit Inc.             Michigan
               Dor-O-Matic of Mid
                 Atlantic States, Inc.                 New Jersey
          NT USA FSC INC.                              Barbados
     NT Randi A/S                                      Denmark
     NT South Africa                                   South Africa
     Newman Tonks Brussels NV                          Belgium
     Newman Tonks Holdings GmbH                        Germany
          NT Normbau Beschlage and
            Ausstattungs GmbH                          Germany
               NT Normbau Iberica                      Spain
          Newman Tonks Europe GmbH                     Germany
     NT Asia (Hong Kong) Limited                       Hong Kong
          NT Asia (Singapore) Limited                  Singapore
          NT Dalco Pty Limited                         Australia
          Newman Tonks France SA                       France
          NT Mustad SA                                 France
Ingersoll-Rand Services Company                        Delaware
Ingersoll-Rand Transportation Services
  Company                                              Delaware
Ingersoll-Rand Wadco Tools Ltd.                        India
(74% owned by the company)
Ingersoll-Rand Western Hemisphere
 Trade Corporation                                     Delaware
Ingersoll-Rand Worldwide, Inc.                         Delaware
Instrum-Rand (59.1% owned by the company)              Russia
IR Receivables Funding I Corporation                   Delaware
IR Receivables Funding II Corporation                  Delaware
McCartney Manufacturing Company, Inc.                  Kansas
Northern Research and Engineering
  Corporation                                          Massachusetts
Roconeco Corporation                                   South Carolina
S&S Corporation                                        Virginia
SBG Holding Corp.                                      Delaware
Schlage Lock Company                                   California
Ingersoll-Rand Architectural
       Hardware Limited                                New Zealand
          Ingersoll-Rand Architectural Hardware
            (Australia) Limited                        Australia
     Touch-Plate International, Inc.                   California
     Von Duprin, Inc.                                  Indiana
Schlage de Mexico S.A. de C.V.                         Mexico
Silver Holding Corp.                                   Colorado
     Woodcliff Insurance Ltd.                          Bermuda
Sonna B.V.                                             Netherlands
     Sonna Rail B.V.                                   Netherlands
Steelcraft Holding Company                             Delaware
The Torrington Company (Delaware)                      Delaware
     Industrias del Rodamiento, S.A.                   Spain
          Ingersoll-Rand Iberica S.L.                  Spain
          Reftrans, S.A. (85% owned by the company)    Spain
     Ingersoll-Rand Liability Management Company       Michigan
          Kilian Manufacturing Corp.                   Delaware
     Torrington Holdings, Inc.                         Delaware
     Torrington Sales Limited                          Switzerland
Thermo King Corporation                                Delaware
     Thermo King Container-Denmark A/S                 Denmark
     Thermo King de Puerto Rico, Inc.                  Delaware
     Thermo King do Brasil, Ltda.                      Brazil
     Thermo King SVC, Inc.                             Delaware
     Thermo King Trading Company                       Delaware
Tokyo Ryuki Seizo Co. Ltd.                             Japan

SUBSIDIARIES OF DRESSER-RAND COMPANY

Dresser-Rand Argentina, S.A.                           Argentina
Dresser-Rand Machinery Repair Belgie N.V.              Belgium
Dresser-Rand Canada, Inc.                              Canada
Dresser-Rand C.I. Limited (Cayman Islands)             Cayman Is.
Dresser-Rand Compression Services S.A.-Switzerland     Switzerland
Dresser-Rand Compressor Col, Ltd. Shanghai             China
Dresser-Rand de Mexico S.A.                            Mexico
Dresser-Rand Global Services, LLC                      Delaware
Dresser-Rand Holding Company                           Delaware
     Dresser-Rand Asia Pacific Sdn. Bhd.               Malaysia
     Dresser-Rand B.V.                                 Netherlands
     Dresser-Rand & Enserv Services Sdn. Bhd.          Malaysia
     Dresser-Rand de Venezuela, S.A.                   Venezuela
     Dresser-Rand Gesellschaft Mit Beschrankter
        Haftung                                        Germany
     Dresser-Rand Japan, Ltd.                          Japan
     Dresser-Rand Overseas Sales Company               Delaware
        Dresser-Rand Company Ltd.-UK                   UK
        Dresser-Rand (UK) Ltd.                         UK
     Dresser-Rand Sales Company S.A.                   Switzerland
        Dresser-Rand Services, S.a.r.l.                Switzerland
     Southwest Industries, Inc.                        Delaware
     Turbodyne Electric Power Corporation              Delaware
Dresser-Rand India Private Limited                     India
Dresser-Rand International B.V.                        Netherlands
Dresser-Rand Italia S.r.l.                             Italy
Dresser-Rand (Nigeria) Ltd.                            Nigeria
Dresser-Rand Power, Inc.                               Delaware
     Dresser-Rand A/S                                  Norway
     Dresser-Rand Comercio e Industria Ltda.           Brazil
     Dresser-Rand (SEA) Pte. Ltd.                      Singapore
Dresser-Rand S.A.-France                               France
Dresser-Rand Services B.V.                             Netherlands
     Dresser-Rand Czech S.R.O.                         Czech Rep.
Engeturb Turbinas a Vapor Ltda.                        Brazil
Multiphase Power and Processing Technologies, LLC      Delaware
Paragon Engineering Services, Inc.                     Texas

SUBSIDIARIES OF INGERSOLL-DRESSER PUMP COMPANY

Ingersoll-Dresser Pumps de Argentina, S.A.             Argentina
Ingersoll-Dresser Pumps GmbH                           Austria
Ingersoll-Dresser Pumps do Brazil                      Brazil
  Industria e Comercio Ltda.                           Brazil
Ingersoll-Dresser Pump Canada, Inc.                    Canada
Ingersoll-Dresser Pumps de Colombia, S.A.              Colombia
Ingersoll-Dresser Pompes                               France
  IDP Pleuger                                          France
  IDP International                                    France
Deutsche Ingersoll-Dresser Pumpen GmbH                 Germany
  Ingersoll-Dresser Pump GmbH                          Germany
  Pleuger Worthington GmbH                             Germany
  Deutsche Worthington GmbH                            Germany
Ingersoll-Dresser Pumps S.p.A.                         Italy
  Worthington S.p.A.                                   Italy
Ingersoll-Dresser Pump (Asia) Pte., Ltd.               Singapore
Ingersoll-Dresser Pump, S.A.                           Switzerland
  Ingersoll-Dresser Pump Services Sarl                 Switzerland
ID Pump AG                                             Switzerland
  Ingersoll-Dresser Pump Nederland B.V.                Netherlands
Ingersoll-Dresser Pumps (UK), Ltd.                     England
  Ingersoll-Dresser Pumps Newark, Ltd.                 England
IDP Alternate Energy Company                           Delaware
  Pump Investments, Inc.                               Delaware
  Energy Hydro, Inc.                                   Delaware
    Compania Ingersoll-Dresser Pump, S.A.              Spain
Ingersoll-Dresser Pumps (Thailand), Ltd.               Thailand